UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported):

                            January 13, 2004
                            ----------------

                          Cyokonos Corporation
                          --------------------
         (Exact name of registrant as specified in its charter)

                                Nevada
                                ------
             (State or other jurisdiction of incorporation)


        0-32327                                91-1952719
------------------------            ---------------------------------
(Commission File Number)            (IRS Employer Identification No.)


      2223 Hayman Road, Kelowna, BC, Canada                V1Z 1Z6
---------------------------------------------------      ----------
     (Address of principal executive offices)             (Zip Code)


                           (250)769-0130
         ----------------------------------------------------
         (Registrant's telephone number, including area code)


Item 2. Acquisition of Assets.

On November 5, 2003, the Board of Directors of Cyokonos Corporation ("Cyokonos") approved the acquisition of EPOD International Inc. ("EPOD") a privately held company organized under the laws of the Bahamas ("Acquisition"). EPOD owns the worldwide rights to certain patented technology that reportedly improves the efficiency of electrical power usage. The Acquisition was completed through the issuance of 18,000,000 common shares of Cyokonos at a par value of $.001 per share to the shareholders of EPOD. The Acquisition was completed pursuant to an Exchange Agreement executed on January 13, 2004.

Item 1. Change in Control of Registrant.

Due to the Acquisition, and the issuance of 18,000,000 common shares, the new shareholders of Cyokonos (former shareholders of EPOD) will have majority voting control of Cyokonos. As of January 13, 2004, the new shareholders of Cyokonos (former shareholders of EPOD) will hold 80% of the outstanding and voting shares of Cyokonos. Current Cyokonos shareholders will retain 20% of the outstanding and voting shares. Cyokonos will cease its current business plan and adopt the business plan of EPOD.

Item 5. Other Events

As part of the Acquisition, the Board of Directors of Cyokonos appointed Mr. Mike Matvieshen to the Board of Directors.

On January 21, 2004, at a Special Meeting of Shareholders, the shareholders of Cyokonos approved an amendment to the Articles of Incorporation increasing the number of seats on the Board of Directors of from one to seven.

On January 21, 2004, at a Special Meeting of Shareholders, the following persons were appointed and approved to serve on the Board of Directors of Cyokonos; Mike Matvieshen (Chairman), Mark Roseborough, Peter Hipp, Peter Lacey and Hans Schroth.

Item 6. Resignation of Directors and Executive Officers

As part of the Acquisition, Board member Ron McIntire resigned from the Board of Directors effective January 21, 2004.

Item 7. Financial Statements and Exhibits

Within sixty (60) days of this filing, pro forma financial information for Cyokonos, assuming the Acquisition, will either be filed by amendment or included in the next quarterly filing.

Attached hereto is Exhibit 10.1: Exchange Agreement between Cyokonos Corporation, EPOD International Inc. and The Shareholders of EPOD
International Inc.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Cyokonos Corporation


Date: January 28, 2004                    By: /s/ Michael Matvieshen
                                             -----------------------
                                                  Michael Matvieshen,
                                                  Chief Executive Officer

                              Exhibit 10.1
                           EXCHANGE AGREEMENT

   THIS EXCHANGE AGREEMENT (hereinafter referred to as this "Agreement"), is entered into as of this ___th day of __________, 200_ (the "Effective Date"), by and among EPOD INTERNATIONAL INC., a Bahamas company ("EPOD"), those persons identified in Exhibit "A", attached hereto, who are the beneficial owners of Five Thousand (5,000) shares of capital stock of EPOD, which constitutes 100% of the outstanding securities of EPOD ("EPOD Shareholders"), and CYOKONOS CORPORATION, a Nevada corporation ("Cyokonos") which is a publicly-held company currently subject to the reporting requirements of
Section 12(g) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act.")

                                  Premises

   This Agreement provides for the acquisition by Cyokonos of all of the issued and outstanding shares of EPOD solely in exchange for voting shares of Cyokonos, on the terms and conditions hereinafter provided, all for the purpose of effecting a so-called "tax-free" reorganization pursuant to
Section 368(a)(1)(B) of the Internal Revenue Code of 1954, as amended.
                                 Agreement

   NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                ARTICLE I

                REPRESENTATIONS, COVENANTS, AND WARRANTIES
                                 OF EPOD

As an inducement to, and to obtain the reliance of Cyokonos, EPOD represents and warrants as follows:

   Section 1.01 Due Organization and Qualification. EPOD is a corporation duly organized, validly existing, and in good standing under the laws of the Bahamas and is duly authorized and qualified to do business under all applicable laws, regulations, ordinances and orders of public authorities and to carry on its business in the places and in the manner as now conducted. EPOD has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as such business is currently being conducted. Schedule 1.01, attached hereto, includes true, complete and correct copies of the Memorandum of Association and Articles of Association of EPOD as in effect on the date hereof.

   Section 1.02 Authorization; Non-Contravention; Approvals.

   (a) EPOD has the requisite power and authority to enter into this Agreement. The board of directors of EPOD has authorized the execution, delivery and performance of this Agreement and has approved the transactions contemplated hereby, and approved the submission of this Agreement and the transactions contemplated hereby to the shareholders of EPOD for their approval with the recommendation that the reorganization be accepted. No additional corporate proceedings on the part of EPOD is necessary to authorize the execution and delivery of this Agreement and the consummation by EPOD of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by EPOD, and assuming due authorization, execution and delivery hereof by Cyokonos, constitutes a valid and binding agreement of EPOD enforceable against it in accordance with its terms.

   (b) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any encumbrance upon any of the properties or assets of EPOD under any of the terms, conditions or provisions of (i) the Articles of Incorporation or Bylaws of EPOD, (ii) any laws applicable to EPOD or any of the properties or assets of EPOD, or (iii) any material note, bond, indenture, mortgage, deed of trust, license, franchise, permit, concession, lease or other material instrument, obligation or agreement of any kind to which EPOD is now a party or by which any of their properties or assets may be bound or affected.

   (c) EPOD has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable them to conduct their business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no declaration, filing or registration with, or notice to, or authorization, consent, approval or order of any governmental authority or third party is necessary for the execution and delivery of this Agreement by EPOD or the consummation by EPOD of the transactions contemplated hereby. Except as set forth in Schedule 1.02(c), attached hereto, none of the contracts or agreements with material customers or contracts providing for purchases or services or other material agreements, licenses or permits to which EPOD is a party requires notice to, or the consent or approval of, any third party for the execution and delivery of this Agreement by EPOD and the consummation of the transactions contemplated hereby.

   Section 1.03 Capitalization. The authorized capitalization of EPOD consists of Five Thousand (5,000) shares of capital stock, US $1.00 par value per share, of which Five Thousand (5,000) shares are currently issued and outstanding. All of the issued and outstanding shares of EPOD are owned beneficially and of record by the shareholders set forth in Schedule 1.03, attached hereto. All of the issued and outstanding shares of EPOD have been duly authorized and validly issued, are fully paid and nonassessable, and were offered, issued, sold and delivered by EPOD in compliance with all applicable laws, including, without limitation, those laws concerning the issuance of securities. None of such shares were issued in violation of the pre-emptive rights of any past or present shareholder. No subscription, option, warrant, call, convertible or exchangeable security, other conversion right or commitment of any kind exists which obligates EPOD to issue any of its outstanding capital stock or to purchase any capital stock of EPOD.

   Section 1.04 Subsidiaries and Predecessor Corporations. Other than as set forth in Schedule 1.04, attached hereto, EPOD does not own, of record or beneficially, or control, directly or indirectly, any capital stock, securities convertible into or exchangeable for capital stock of any other equity interest in any corporation, association or other business entity. EPOD is not directly or indirectly, a participant in any joint venture, limited liability company, partnership or other noncorporate entity.

   Section 1.05 Financial Statements.

   (a) attached hereto, includes the audited balance sheet of EPOD as of August 20, 2003, together with an audited statement of operations and cash flow from inception July 11, 2003 through August 20, 2003 (to be provided within five days of the Closing Date) and an unaudited balance sheet as of the Closing Date.

   (b) All such financial statements have been prepared in accordance with generally accepted accounting principles. The audited balance sheet presents fairly, as of its date, the financial condition of EPOD. The statements of income, stockholders' equity, and changes in financial condition of EPOD reflect fairly the information required to be set forth therein by generally accepted accounting principles. The books of account of EPOD have been kept accurately in all material respects in the ordinary course of business, the transaction entered therein represent bona fide transactions, and the revenues, expenses, assets and liabilities of EPOD have been properly recorded therein in all material respects.

   Section 1.06 Liabilities and Obligations. EPOD did not have, as of the date of its balance sheet, nor has incurred since that date, except as and to the extent reflected or reserved against therein, any liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature which should be reflected in a balance sheet or the notes thereto, prepared in accordance with generally accepted accounting principles.

   Section 1.07 Taxes. EPOD has timely filed all requisite federal, state, local and other tax returns for all fiscal periods ended on or before the date hereof, and has duly paid in full or made adequate provision in the financial statements for the payment of all taxes for all periods ending at or prior to the date hereof. Schedule 1.07, attached hereto, includes true and correct copies of the federal income tax returns of EPOD filed since its date of inception. To EPOD's actual knowledge, there are no examinations in progress or claims against EPOD relating to taxes for any period prior to and including the balance sheet date and no written notice of any claim for taxes, whether pending or threatened, has been received. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial. EPOD does not owe any unpaid federal, state, county, local or other taxes (including any deficiencies, interest or penalties) through the date hereof, for which EPOD may be liable in its own right or as a transferee of the assets of, or as a successor to, any other corporation or entity. Furthermore, except as accruing in the normal course of business, EPOD does not owe any accrued and unpaid taxes to date of this Agreement.

   Section 1.08 Absence of Certain Changes or Events. Since August 20, 2003, except as set forth in this Agreement or in Schedule 1.08, attached hereto, EPOD has conducted its operations in the ordinary course of business and there has not been:

   (a) any material adverse change in the business, operations, properties, condition (financial or otherwise), assets, liabilities (contingent or otherwise), results of operations or prospects of EPOD;

   (b) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of EPOD;

   (c) any change in the authorized capital stock of EPOD or in its outstanding securities or any change in the EPOD Shareholders' ownership interests in EPOD or any grant of any options, warrants, calls, conversion rights or commitments with respect to securities of EPOD;

   (d) any declaration or payment of any dividend or distribution in respect of the capital stock or any direct or indirect redemption, purchase or other acquisition of any of the capital stock of EPOD;

   (e) any increase in the compensation payable or to become payable by EPOD, including any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, to any of their respective officers, directors, employees, consultants or agents, except for ordinary and customary bonuses and salary increases for employees, which bonuses and salary increases are set forth in
Schedule 1.08(e), attached hereto;

   (f) any significant work interruptions, labor grievances or claims filed;

   (g) except for the Agreement, any sale or transfer, or any agreement to sell or transfer, any material assets, properties or rights of EPOD to any person, including, without limitation, the EPOD Shareholders, except assets, properties or rights not used or useful in its business which, in the aggregate have a value of less than US $1,000;

   (h) any cancellation, or agreement to cancel, any indebtedness or other obligation owing to EPOD, except debts or claims which in the aggregate are of a value less than US $1,000;

   (i) any increase in the indebtedness of EPOD, other than accounts payable incurred in the ordinary course of business or incurred in connection with the transactions contemplated by this Agreement;

   (j) any plan, agreement or arrangement granting any preferential rights to purchase or acquire any interest in any of the assets, property or rights of EPOD or requiring consent of any party to the transfer and assignment of such assets, property or rights;

   (k) any purchase or acquisition of, or agreement, plan or arrangement to purchase or acquire, any property, rights or assets outside of the ordinary course of EPOD's business;

   (l) any waiver of any material rights or claims of EPOD;

   (m) any material breach, amendment or termination of any material contract, agreement, permit or other right to which EPOD is a party or any of their property is subject;
   (n) any material change in EPOD's method of management, operation or accounting; or

   (o) any other material transaction by EPOD outside the ordinary course of business.

   Section 1.09 Assets. EPOD has good and indefeasible title to all of its properties, inventory, interests in properties, and assets, both real and personal, which are reflected in the most recent audited balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in Schedule 1.09, attached hereto. Except as set forth in Schedule 1.09, attached hereto, EPOD owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products they are currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with EPOD's business. Except as set forth in Schedule 1.09, attached hereto, no third party has any right to, and EPOD has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial condition, income or business prospects of EPOD or any material portion of their properties, assets, or rights.

   Section 1.10 Litigation and Compliance with Law. There are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of EPOD, threatened against or affecting EPOD, at law or in equity, or before or by any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. No written notice of any claim, action, suit, proceeding or investigation, whether pending or threatened, has been received by EPOD and, to EPOD's knowledge, there is no basis therefor. EPOD does not have any knowledge of any default on their part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default. EPOD has conducted and is conducting its business in compliance with all laws applicable to them, their assets or the operation of their business, except to the extent that noncompliance would not materially and adversely affect the business, operations, assets or condition of EPOD or except to the extent that noncompliance would not result in the incurrence of any material liability for EPOD.

   Section 1.11 Material Contracts.

   (a) Except as included or described in Schedule 1.11, attached hereto, there are no material contracts, agreements, franchises, license agreements or other commitments to which EPOD is a party or by which they or any of their assets, products, technology or properties are bound;

   (b) All contracts, agreements, franchises, license agreements and other commitments to which EPOD is a party, or by which its properties are bound, and which are material to the operations of EPOD taken as a whole are valid and enforceable by EPOD in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

   (c) EPOD is not a party to or bound by, and the properties of EPOD are not subject to, any contract, agreement other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may be foreseeable to materially and adversely affect, the business, operations, properties, assets or condition of EPOD; and

   (d) Except as included or described in Schedule 1.11, attached hereto, or reflected in the most recent balance sheet, EPOD is not a party to any oral or written (i) agreement, contract or indenture relating to the borrowing of money; (ii) guaranty of any obligation, other than one on which EPOD is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate do not exceed more than one year or providing for payments in excess of US $1,000 in the aggregate; or (iii) contract, agreement or other commitment involving payments by it of more than US $1,000 in the aggregate.

   Section 1.12 Material Contract Defaults. EPOD is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of EPOD, and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which EPOD has not taken adequate steps to prevent such a default from occurring.

   Section 1.13 Labor and Employee Relations. EPOD is not bound by or subject to any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement, or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended ("ERISA"); (iii) collective bargaining agreement; or (iv) agreement with any present or former officer or director of EPOD. There is no pending or, to EPOD's knowledge, threatened labor dispute involving EPOD and any group of its employees nor has EPOD experienced any significant labor interruptions over the past five years. EPOD is not bound by or subject to any arrangement with any labor union. No employees of EPOD are represented by any labor union or covered by any collective bargaining agreement nor, to EPOD's knowledge, is any campaign to establish such representation in progress. EPOD has no knowledge of any significant issues or problems in connection with the relationship with its employees.

   Section 1.14 Insurance. All the insurable properties of EPOD is insured for its full replacement value against all risks customarily insured against by persons operating similar properties in localities where such properties are located and under valid and enforceable policies by insurers of recognized responsibility. Such policy or policies containing substantially equivalent coverage will be outstanding on the date of consummation of the transactions contemplated by this Agreement.

   Section 1.15 Material Transactions or Affiliations. Set forth in Schedule 1.15, attached hereto, is a description of every material contract, agreement, or arrangement between EPOD and any predecessor and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record, or known by EPOD to own beneficially, five percent (5%) or more of the issued and outstanding capital stock of EPOD and which is to be performed in whole or in part after the date hereof or which was entered into not more than three years prior to the date hereof.
In all of such transactions, the amount paid or received, whether in cash, in services, or in kind, is, had been during the full term thereof, and is required to be during the unexpired portion of the term thereof, no less favorable to EPOD than terms available from otherwise unrelated parties in arm's length transactions. Except as disclosed in Schedule 1.15, attached hereto, or otherwise disclosed herein, no officer, director, or five percent (5%) shareholder of EPOD has had any interest, direct or indirect, in any material transaction with EPOD. There are no commitments by EPOD, whether written or oral, to lend any funds to, borrow any money from, or enter into any other material transaction with, any such affiliated person.

   Section 1.16 EPOD Schedules. EPOD has delivered to Cyokonos as a part of this Agreement the following additional schedules, all certified by the president of EPOD as complete, true, and correct:

   (a) Schedule 1.16(a), attached hereto, containing a description of all real property owned by EPOD, together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim, or equity interest of any nature whatsoever in such real property;

   (b) Schedule 1.16(b), attached hereto, listing the accounts receivable and notes and other obligations receivable of EPOD as of August 1, 2003, or that arose thereafter other than in the ordinary course of business of EPOD, indicating the debtor and amount, and classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set offs, reimbursements, discounts, or other adjustments which are in the aggregate material and due to or claimed by such creditor;

   (c) Schedule 1.16(c), attached hereto, listing the accounts payable and notes and other obligations payable of EPOD as of August 1, 2003, or that arose thereafter other than in the ordinary course of the business of EPOD, indicating the creditor and amount, classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set-offs, reimbursements, discounts, or other adjustments, which in the aggregate are material and due or payable to EPOD respecting such obligations;


   (d) Schedule 1.16(d), attached hereto, containing a copy of the board of directors' and shareholders' minutes of EPOD since inception.

   Section 1.17 Disclosure. The information set forth in this Agreement and in the Schedules attached hereto is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

                                ARTICLE II

                REPRESENTATIONS, COVENANTS, AND WARRANTIES
                        OF THE EPOD SHAREHOLDERS

   As an inducement to, and to obtain reliance of Cyokonos, each EPOD Shareholder hereby represents and warrants with respect to itself that it is the legal and beneficial owner of the number of EPOD shares set forth opposite its name at the foot of this agreement, free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever, and each such shareholder has full right, power, and authority to transfer, assign, convey, and deliver its EPOD shares; and delivery of such shares at the closing will convey to Cyokonos good and marketable title to such shares free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever.

                              ARTICLE III

              REPRESENTATIONS, COVENANTS, AND WARRANTIES
                              OF CYOKONOS

   As an inducement to, and to obtain the reliance of EPOD and the EPOD Shareholders, Cyokonos represents and warrants as follows:

   Section 3.01 Due Organization and Qualification. Cyokonos is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and is duly authorized and qualified to do business under all applicable laws, regulations, ordinances and orders of public authorities and to carry on its business in the places and in the manner as now conducted. Cyokonos has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as such business is currently being conducted. Schedule 3.01, attached hereto, includes true, complete and correct copies of the Articles of Incorporation, (as amended) and Bylaws (as amended) of Cyokonos as in effect on the date hereof.

   Section 3.02 Authorization; Non-Contravention; Approvals.

   (a) Cyokonos has the requisite power and authority to enter into this Agreement. The board of directors of Cyokonos has authorized the execution, delivery and performance of this Agreement and has approved the transactions contemplated hereby. No additional corporate proceedings on the part of Cyokonos is necessary to authorize the execution and delivery of this Agreement and the consummation by Cyokonos of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Cyokonos, and, assuming due authorization, execution and delivery hereof by EPOD and the EPOD Shareholders, constitutes a valid and binding agreement of Cyokonos, enforceable against Cyokonos in accordance with its terms.

   (b) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any encumbrance upon any of the properties or assets of Cyokonos under any of the terms, conditions or provisions of (i) the Articles of Incorporation or Bylaws, (ii) any laws applicable to Cyokonos or any of the properties or assets of Cyokonos, or (iii) any material note, bond, indenture, mortgage, deed of trust, license, franchise, permit, concession, lease or other material instrument, obligation or agreement of any kind to which Cyokonos is now a party or by which any of its properties or assets may be bound or affected.

   Section 3.03 Capitalization. The authorized capitalization of Cyokonos consists of Seventy-Five Million (75,000,000) shares of common stock, US $0.001 par value per share, of which Nine Million Two Hundred Thirty Thousand (9,230,000) shares are currently issued and outstanding. All of the issued and outstanding shares of Cyokonos are owned beneficially and of record by the shareholders set forth in Schedule 3.03, attached hereto. All of the issued and outstanding shares of Cyokonos have been duly authorized and validly issued, are fully paid and nonassessable, and were offered, issued, sold and delivered by Cyokonos in compliance with all applicable laws, including, without limitation, those laws concerning the issuance of securities. None of such shares were issued in violation of the pre-emptive rights of any past or present shareholder. No subscription, option, warrant, call, convertible or exchangeable security, other conversion right or commitment of any kind exists which obligates Cyokonos to issue any of its outstanding capital stock or to purchase any capital stock of Cyokonos.

   Section 3.04 Subsidiaries and Predecessor Corporations. Cyokonos does not own, of record or beneficially, or control, directly or indirectly, any capital stock, securities convertible into or exchangeable for capital stock of any other equity interest in any corporation, association or other business entity. Cyokonos is not, directly or indirectly, a participant in any joint venture, limited liability company, partnership or other noncorporate entity.

Section 3.05 Financial Statements.

   (a) Schedule 3.05(a), attached hereto, includes the audited balance sheet of Cyokonos as of December 31, 2002, together with an audited statement of operations and cash flow for the fiscal year ended December 31, 2002.

   (b) Schedule 3.05(b), attached hereto, includes the unaudited balance sheet of Cyokonos as of the Effective Date of this Agreement, together with an unaudited statement of operations and cash flow for the current fiscal year as of the Effective Date of this Agreement.

   (c) All such financial statements have been prepared in accordance with generally accepted accounting principles. The audited balance sheet presents fairly, as of its date, the financial condition of Cyokonos. The statements of income, stockholders' equity, and changes in financial condition reflect fairly the information required to be set forth therein by generally accepted accounting principles. The books of account of Cyokonos have been kept accurately in all material respects in the ordinary course of business, the transaction entered therein represent bona fide transactions, and the revenues, expenses, assets and liabilities of Cyokonos have been properly recorded therein in all material respects.

   Section 3.06 Liabilities and Obligations. Cyokonos did not have, as of the date of such balance sheet, nor has incurred since that date, except as and to the extent reflected or reserved against therein, any liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature which should be reflected in a balance sheet or the notes thereto, prepared in accordance with generally accepted accounting principles.

   Section 3.07 Taxes. Cyokonos has timely filed all requisite federal, state, local and other tax returns for all fiscal periods ended on or before the date hereof, and has duly paid in full or made adequate provision in the financial statements for the payment of all taxes for all periods ending at or prior to the date hereof. Schedule 3.07, attached hereto, includes true and correct copies of the federal income tax returns of Cyokonos filed since its date of inception. There are no examinations in progress or claims against Cyokonos relating to taxes for any period prior to and including the balance sheet date and no written notice of any claim for taxes, whether pending or threatened, has been received. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial. Cyokonos does not owe any unpaid federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) through the date hereof, for which Cyokonos may be liable in its own right or as a transferee of the assets of, or as a successor to, any other corporation or entity. Furthermore, except as accruing in the normal course of business, Cyokonos does not owe any accrued and unpaid taxes to date of this Agreement.

   Section 3.08 Absence of Certain Changes or Events. Since December 31, 2002, except as set forth in this Agreement or in Schedule 3.08, attached hereto, Cyokonos has conducted its operations in the ordinary course of business and there has not been:
any material adverse change in the business, operations, properties, condition (financial or otherwise), assets, liabilities (contingent or otherwise), results of operations or prospects of Cyokonos;

   (a) any damage, destruction, or loss (whether or not covered by insurance) materially adversely affecting the business, operations, properties, assets or condition of Cyokonos;

   (b) any change in the authorized capital stock of Cyokonos or in its outstanding securities or any change in the shareholders' ownership interests in Cyokonos or any grant of any options, warrants, calls, conversion rights or commitments with respect to securities of Cyokonos;

   (c) any declaration or payment of any dividend or distribution in respect of the capital stock or any direct or indirect redemption, purchase or other acquisition of any of the capital stock of Cyokonos;

   (d) any increase in the compensation payable or to become payable by Cyokonos, including any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, to any of its respective officers, directors, employees, consultants or agents, except for ordinary and customary bonuses and salary increases for employees in accordance with past practice, which bonuses and salary increases are set forth in Schedule 3.08(e), attached hereto;

   (e) any significant work interruptions, labor grievances or claims filed;

   (d) except for the Agreement, any sale or transfer, or any agreement to sell or transfer, any material assets, properties or rights of Cyokonos to any person, including, without limitation, the Cyokonos shareholders, except assets, properties or rights no used or useful in its business which, in the aggregate have a value of less than US $1,000;

   (f) any cancellation, or agreement to cancel, any indebtedness or other obligation owing to Cyokonos, except debts or claims which in the aggregate are of a value less than US $1,000;

   (g) any increase in the indebtedness of Cyokonos, other than accounts payable incurred in the ordinary course of business, consistent with past practices or incurred in connection with the transactions contemplated by this Agreement;

   (h) any plan, agreement, arrangement granting any preferential rights to purchase or acquire any interest in any of the assets, property or rights of Cyokonos or requiring consent of any party to the transfer and assignment of such assets, property or rights;

   (i) any purchase or acquisition of, or agreement, plan or arrangement to purchase or acquire, any property, rights or assets outside of the ordinary course of any of Cyokonos' business;

   (j) any waiver of any material rights or claims of Cyokonos;

   (k) any material breach, amendment or termination of any material contract, agreement, permit or other right to which Cyokonos is a party or any of its property is subject;

   (l) any material change in Cyokonos' method of management, operation or accounting;

   (m) any other material transaction by Cyokonos outside the ordinary course of business.

   Section 3.09 Assets. Cyokonos has good and indefeasible title to all of its properties, inventory, interests in properties, and assets, both real and personal, which are reflected in the most recent audited balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in Schedule 3.09, attached hereto. Except as set forth in Schedule 3.09, attached hereto, Cyokonos owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with Cyokonos' business. Except as set forth in Schedule 3.09, attached hereto, no third party has any right to, and Cyokonos has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would have a materially adverse affect on the business, operations, financial condition, income, or business prospects of Cyokonos or any material portion of its properties, assets, or rights.

   Section 3.10 Litigation and Compliance with Law. There are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of Cyokonos, threatened against or affecting Cyokonos, at law or in equity, or before or by any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. No written notice of any claim, action, suit, proceeding or investigation, whether pending or threatened, has been received by Cyokonos and, to Cyokonos' knowledge, there is no basis therefor. Cyokonos does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default. Cyokonos has conducted and is conducting its business in compliance with all laws applicable to it, it assets or the operation of its business, except to the extent that noncompliance would not materially and adversely affect the business, operations, assets or condition of Cyokonos or except to the extent that noncompliance would not result in the incurrence of any material liability for Cyokonos.

   Section 3.11 Material Contracts. Except for this Agreement, Cyokonos has not entered into any contract with any other party.

   Section 3.12 Labor and Employee Relations. Cyokonos does not have any employees.

  Section 3.13 Schedules. Cyokonos has delivered to EPOD as a part of this Agreement the following additional schedules, all certified by the chief executive officer of Cyokonos as complete, true, and correct:

   (a) Schedule 3.13(a), attached hereto, containing a statement of cash on hand;

   (b) Schedule 3.13(b), attached hereto, listing the accounts payable and notes and other obligations payable of Cyokonos as of December 31, 2002, or that arose thereafter other than in the ordinary course of the business of Cyokonos, indicating the creditor and amount, classifying the accounts to show in reasonable detail the length of time, if any, overdue, and stating the nature and amount of any refunds, set-offs, reimbursements, discounts, or other adjustments, which in the aggregate are material and due or payable to Cyokonos respecting such obligations;

   (c) Schedule 3.13(c), attached hereto, containing a copy of the board of directors' minutes approving the transaction associated with this Agreement.

   Section 3.14 Shareholders' Equity. At or prior to Closing, there shall be at least US $100.00 of cash in Cyokonos and no liabilities.

                                ARTICLE IV

                             PLAN OF EXCHANGE

   Section 4.01 The Exchange. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 4.05), each of the EPOD Shareholders hereby agrees to assign, transfer, and deliver to Cyokonos, free and clear of all liens, pledges, encumbrances, charges, restrictions, or known claims of any kind, nature, or description, the number of shares of capital stock of EPOD set after his signature at the foot of this Agreement, in the aggregate constituting all of the issued and outstanding shares of capital stock of EPOD, or Five Thousand (5,000) shares, and Cyokonos agrees to acquire such shares on such date by issuing and delivering in exchange therefor solely shares of Cyokonos restricted common stock, par value US $0.001 per share, in the amount of Three Thousand Six Hundred (3,600) shares of Cyokonos for each outstanding share of EPOD, or an aggregate amount of eighteen million (18,000,000) shares of Cyokonos common stock, or approximately sixty-six percent (66%) of the post-closing outstanding shares of Cyokonos common stock (the "Exchanged Cyokonos Stock"). At the Closing, each of the EPOD Shareholders shall, on surrender of his certificate or certificates representing such EPOD shares to the registrar and transfer agent, be entitled to receive a certificate or certificates evidencing shares of the Exchanged Cyokonos Stock as provided herein. Upon the consummation of the transaction contemplated herein, all shares of capital stock of EPOD shall be held by Cyokonos.

   Section 4.02 Appointment of New Directors. In connection with the Closing of the transactions contemplated by this Agreement, the existing directors of Cyokonos shall appoint Mike Matvieshen as a director of Cyokonos and elect Mr. Matvieshen, president of Cyokonos, to serve until the next annual stockholders' meeting of Cyokonos and their successors shall have been elected and qualified.

   Section 4.03 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be on a date and at such time as the parties may agree ("Closing Date"), within the ten-day period commencing with the last to occur of the following: the Cyokonos board of directors' meeting approving this Agreement or such date as may be prescribed by any federal or state regulatory agency or authority prior to which the transactions contemplated hereby may not be effectuated. Such Closing shall take place on or about September 4, 2003, at the offices of Capital Law Group in San Francisco, California.

   Section 4.04 Closing Events. At the Closing, each of the respective parties hereto shall execute, acknowledge, and deliver (or shall cause to be executed, acknowledged, and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings, or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

                                  ARTICLE V

                              SPECIAL COVENANTS

   Section 5.01 Access to Properties and Records. Cyokonos and EPOD will each afford to the officers and authorized representatives of the other full access to the properties, books, and records of each other as the case may be, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of each other, as the case may be, as the other shall from time to time reasonably request.

   Section 5.02 Delivery of Books and Records. At the Closing, each company shall deliver each other the originals of the corporate minute books, books of account, contracts, records, and all other books or documents now in each company's possession or its representatives.

   Section 5.03 Special Covenants and Representations Regarding the Exchanged Stock. The consummation of this Agreement and the transactions herein contemplated, including the issuance of the Exchanged Cyokonos Stock to the shareholders of EPOD as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the EPOD Shareholders acquire such securities. In connection with reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, at the Closing the EPOD Shareholders shall deliver to Cyokonos letters of representation in the form attached hereto as Schedule 5.03 attached hereto.

   Section 5.04 Third Party Consents and Certificates. Cyokonos and EPOD agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein and therein contemplated.

   Section 5.05 Actions Prior to Closing.

   (a) From and after the date of this Agreement until the Closing Date and except as set forth in the Agreement or Schedules attached hereto or as permitted or contemplated by this Agreement, Cyokonos and EPOD respectively, will each:

      (1) carry on its business in substantially the same manner as it has heretofore;

      (2) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

      (3) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

      (4) perform in all material respects all of its obligation under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

      (5) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

      (6) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

   (b) From and after the date of this Agreement until the Closing Date, neither Cyokonos nor EPOD will:

      (1) make any change in its Articles of Incorporation or Bylaws;
      (2) take any action described in Section 1.08 in the case of EPOD, or in Section 3.08, in the case of Cyokonos or make any change in its Articles of Association or Memorandum of Association, in the case of EPOD (except as permitted therein or as disclosed in the applicable party's schedules); or
      (3) enter into or amend any contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services.

   Section 5.06 Press Release. Cyokonos and EPOD shall consult with each other as to the form and substance of any press release or other public disclosure of matters related to this Agreement or any of the transactions contemplated hereby; provided, however, that nothing herein shall be deemed to prohibit any party hereto from making any disclosure that is required to fulfill such party's disclosure obligations imposed by law, including, without limitation, federal securities laws.

   Section 5.07 Indemnification.

   (a) EPOD hereby agrees to indemnify Cyokonos, and each of the officers, agents and directors of Cyokonos as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article I of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement. Indemnification shall include the right of the indemnified party to set-off with prior notice.

   (b) Cyokonos hereby agree to indemnify EPOD, the EPOD Shareholders, and each of the officers, agents and directors of EPOD as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article III of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement. Indemnification shall include the right of the indemnified party to set-off with prior notice.

                                ARTICLE VI

                CONDITIONS PRECEDENT TO OBLIGATIONS OF EPOD
                        AND THE EPOD SHAREHOLDERS

   The obligations of EPOD and the EPOD Shareholders under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

   Section 6.01 Accuracy of Representations. The representations and warranties made by Cyokonos in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Cyokonos shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Cyokonos prior to or at the Closing. EPOD shall be furnished with a certificate, signed by a duly authorized executive officer of Cyokonos and dated the Closing Date, to the foregoing effect.

   Section 6.02 Litigation Certificates. EPOD shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized executive officer of Cyokonos to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the knowledge of Cyokonos threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

   Section 6.03 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of Cyokonos nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of Cyokonos.

   Section 6.04 Good Standing. EPOD shall have received a certificate of good standing from the Secretary of State of the state of Nevada or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that Cyokonos is in good standing as a corporation in the state of Nevada and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

   Section 6.05 Board of Directors Approval. The Board of Directors of Cyokonos shall have approved this Agreement, the transactions contemplated hereby, and the other matters described in Section 4.01.

   Section 6.06 Other Items.

   (a) EPOD shall have received Uniform Commercial Code certificates from the appropriate state of local authority or agency for each county and state in which any personal property of Cyokonos with a value in excess US $1,000 is situated, dated as of the Closing Date, to the effect that there are no liens on such personal property, other than those disclosed in Schedule 6.06(a) attached hereto.

   (b) Ronald McIntire, the sole director of Cyokonos, shall have delivered to EPOD certificates representing all of his shares of Cyokonos, duly endorsed in blank with irrevocable instructions to Cyokonos' transfer agent to cancel all but Twenty Thousand (20,000) of the shares of Cyokonos represented by such certificates. In connection therewith, Cyokonos and Ronald McIntire shall have executed and delivered to EPOD the Share Termination Agreement attached hereto as Exhibit "B".

   (c) EPOD and the EPOD shareholders shall have received from counsel to Cyokonos, a legal opinion addressed to EPOD and the EPOD shareholders, dated as of the Closing Date in substantially the form attached hereto as Exhibit "C".

   (d) EPOD shall have been furnished with a certificate dated the Closing Date and signed by the Secretary of Cyokonos as to the officers of Cyokonos and the genuineness of their signatures, in substantially the form attached hereto as Exhibit "D".

   (e) EPOD shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as EPOD may reasonably request.

                                 ARTICLE VII

               CONDITIONS PRECEDENT TO OBLIGATIONS OF CYOKONOS

   The obligations of Cyokonos under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

   Section 7.01 Accuracy of Representations. The representations and warranties made by EPOD and the EPOD Shareholders in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and EPOD and the EPOD Shareholders shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by EPOD and the EPOD Shareholders prior to or at the Closing. Cyokonos shall have been furnished with a certificate, signed by a duly authorized executive officer of EPOD and dated the Closing Date, to the foregoing effect.

   Section 7.02 Stockholder Approval. The stockholders of EPOD shall have approved this Agreement, the transactions contemplated hereby, and the other matters described in Section 4.01.

   Section 7.03 Litigation Certificate. Cyokonos shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized executive officer of EPOD to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of EPOD threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

   Section 7.04 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of EPOD nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of EPOD.

   Section 7.05 Good Standing. Cyokonos shall have received a certificate of good standing from the Registrar General's Department in Nassau, Bahamas or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that EPOD is in good standing as a corporation in the Bahamas and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

   Section 7.06 Other Items.

   (a) Cyokonos shall have received Uniform Commercial Code certificates from the appropriate state of local authority or agency for each county and state in which any personal property of EPOD with a value in excess US $1,000 is situated, dated as of the Closing Date, to the effect that there are no liens on such personal property, other than those disclosed in a schedule attached hereto.

   (b) Cyokonos shall have received a shareholders' list of EPOD containing the name, address, and number of shares held by each EPOD shareholder as of the Closing Date certified by an executive officer of EPOD as being true, complete, and accurate.

   (c) EPOD shall have executed and delivered to Cyokonos the Share Termination Agreement attached hereto as Exhibit "B".

   (d) Cyokonos shall have been furnished with a certificate dated the Closing Date and signed by the Secretary of EPOD as to the officers of EPOD and the genuineness of their signatures, in substantially the form attached hereto as Exhibit "E".

   (e) Cyokonos shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as Cyokonos may reasonably request.

                                 ARTICLE VIII

                                 MISCELLANEOUS

   Section 8.01 Brokers. Cyokonos and EPOD agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement. Cyokonos and EPOD each agree to indemnify the other against any claim by any third person other than those described above for any commission, brokerage, or finders' fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

   Section 8.02 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to matters of state law, with the laws of Nevada.

   Section 8.03 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

If to Cyokonos, to:  Cyokonos Corporation
                     7310 West Links Court
                     Nine Mile Falls, Washington  99206
                     Attention: Ronald McIntire, President

If to EPOD to:       EPOD International Inc.
                     990 Sutcliffe Court
                     Kelowna, BC, Canada  V1P 1B6
                     Attention: Mike Matvieshen, President

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed, or telegraphed.

   Section 8.04 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

   Section 8.05 Confidentiality. Each party hereto agrees with the other parties that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director, or employee, or from any books or records or from personal inspection, or such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

   Section 8.06 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

   Section 8.07 Third Party Beneficiaries. This contract is solely between Cyokonos, EPOD and the EPOD Shareholders, and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor, or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

   Section 8.08 Entire Agreement. This Agreement, together with the Schedules and Exhibits hereto, contains the entire agreement between the parties relating to the subject matter hereof, and supersedes all prior agreements and understandings, oral and written, with respect to such matters, which the parties acknowledge have been merged into this Agreement and the Schedules hereto.

   Section 8.09 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated.

   Section 8.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. At the request of any party, the parties will confirm facsimile transmission by signing a duplicate original document.

   Section 8.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.


   IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above-written.

       CYOKONOS CORPORATION


                              By: /s/ Ronald McIntire
                                  -------------------
                                      Ronald McIntire
                                      President


       EPOD INTERNATIONAL INC.


                              By: /s/ Mike Matvieshen
                                  -------------------
                                      Mike Matvieshen
                                      President

       EPOD SHAREHOLDERS

                                    /s/ Rory Husch
                                    --------------
                                        Rory Husch

                                    /s/ Mike Matvieshen
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                                        Mike Matvieshen